UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019 (November 14, 2019)
___________________

HOLLY ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-32225		20-0833098
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Limited Partner Units	HEP	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2019, George J. Damiris, Chief Executive Officer, President and Director of Holly Logistic Services, L.L.C. (the “Company”), notified the Board of Directors of the Company (the “Board”) that he will retire from all officer and director positions at the Company and its subsidiaries effective December 31, 2019. In connection with Mr. Damiris’s retirement, the Board reduced the size of the Board to five effective January 1, 2020. The Company is the general partner of the general partner of Holly Energy Partners, L.P. and a wholly-owned subsidiary of HollyFrontier Corporation (“HFC”).

In connection with Mr. Damiris’s retirement, the Board appointed Michael C. Jennings as Chief Executive Officer of the Company effective January 1, 2020. Mr. Jennings, 54, serves as Chairman of the Board of the Company, having served as a director of the Company since October 2011. Mr. Jennings served as Chief Executive Officer of the Company from January 2014 to November 2016 and as President of the Company from October 2015 to February 2016. Mr. Jennings was also appointed as Chief Executive Officer and President of HFC effective January 1, 2020, and he will serve as Executive Vice President of HFC from November 2019 until December 31, 2019. Mr. Jennings served as Chairman of the Board of HFC from January 2017 to February 2019 and January 2013 to January 2016, as Executive Chairman of HFC from January 2016 until January 2017 and as the Chief Executive Officer and President of HFC from the merger of Holly Corporation (“Holly”) and Frontier Oil Corporation (“Frontier”) in July 2011 until January 2016. Mr. Jennings previously served as President and Chief Executive Officer of Frontier from 2009 until the merger of Holly and Frontier in July 2011 and as the Executive Vice President and Chief Financial Officer of Frontier from 2005 until 2009. Mr. Jennings has served as a director of HFC since July 2011, and as a director of FTS International, Inc. since January 2019. Mr. Jennings served as Chairman of the board of directors of Frontier from 2010 until the merger in July 2011 and served as a director of Frontier from 2008 to July 2011. He also served as a director of ION Geophysical Corporation from December 2010 until February 2019.

The Board also appointed Richard L. Voliva III as President of the Company effective January 1, 2020. Mr. Voliva, 42, currently serves as Executive Vice President and Chief Financial Officer of the Company, a position to which he was appointed in March 2017. He has also served as Executive Vice President and Chief Financial Officer of HFC since March 2017 and will continue in that position. Mr. Voliva served as Senior Vice President and Chief Financial Officer of the Company from July 2016 to March 2017, Vice President and Chief Financial Officer of the Company from October 2015 until July 2016, Vice President, Corporate Development of the Company from February 2015 until October 2015 and Senior Director, Business Development of the Company from April 2014 until February 2015. Mr. Voliva also served as Senior Vice President, Strategy of HFC from June 2016 to March 2017. Prior to joining the Company, Mr. Voliva was an analyst at Millennium Management LLC, an institutional asset manager, from April 2011 until April 2014, an analyst at Partner Fund Management, L.P., a hedge fund, from March 2008 until March 2011 and Vice President, Equity Research at Deutsche Bank from June 2005 to March 2008. Mr. Voliva is a CFA Charterholder.

The Board also appointed John Harrison as Senior Vice President, Chief Financial Officer and Treasurer of the Company effective January 1, 2020. Mr. Harrison, 41, currently serves as Vice President, Finance, Investor Relations and Treasurer of the Company, a position to which he was appointed in October 2018. He has also served as Vice President, Finance, Investor Relations and Treasurer of HFC since September 2018 and will continue in that position. Mr. Harrison served as Vice President and Treasurer of the Company and HFC from January 2017 to October 2018, Business Development Representative of the Company and HFC from April 2013 to December 2016, Assistant Treasurer of the Company and HFC from August 2012 to March 2013, Manager, Credit & Collections of the Company and HFC from March 2010 to August 2012, Supervisor, Credit & Collections of the Company and HFC from January 2007 to February 2010 and Financial Analyst of the Company and HFC from October 2005 to February 2007. Prior to joining Holly, Mr. Harrison worked in the Planning & Financial Management group at JPMorgan Chase & Co.

Item 7.01    Regulation FD Disclosure

On November 15, 2019, Holly Energy Partners, L.P. issued a press release announcing the management changes. A copy of the press release is attached hereto at Exhibit 99.1 and incorporated in this Item 7.01 in its entirety.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

99.1         Press Release dated November 15, 2019.*

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
HOLLY ENERGY PARTNERS, L.P.

By:     HEP Logistics Holdings, L.P.
    its General Partner

By:    Holly Logistic Services, L.L.C.
its General Partner

By:     /s/ Richard L.Voliva III
Richard L. Voliva III
Executive Vice President and
Chief Financial Officer

Date: November 15, 2019